THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS SO REGISTERED OR AN EXEMPTIONFROM REGISTRATION UNDER SAID ACT IS AVAILABLE.



                               IOMEGA CORPORATION

                       Senior Subordinated Promissory Note


$12,500,000                                                          Roy, Utah
                                                                  July 8, 1998


                              ---------------------

         Iomega Corporation, a Delaware corporation (the "Company"), for value received, hereby promises to pay to Idanta Partners, or assigns, the principal sum of $12,500,000 (Twelve Million Five Hundred Thousand Dollars), together with interest (computed on the basis of a 365-day year) from the date hereof on the unpaid balance of such principal amount from time to time outstanding at the following rates:

        a. from the date hereof through September 30, 1998, the greater of (i) the weighted-average interest rate charged under the Credit Agreement (as defined below) at the beginning of such period plus 2% per annum and (ii) 8.6875%;

         b.       from October 1, 1998 through December 31, 1998, the greater of
                  (i) the weighted-average interest rate charged under the Credit Agreement at the beginning of such period plus 2% per annum and (ii) 10.6875%; and

         c. from January 1, 1999 until paid in full the greater of (i) the weighted-average interest rate charged under the Credit Agreement at the beginning of such period plus 2% per annum and (ii) 12.6875%.

All principal and interest shall be due and payable on March 31, 1999.

1.     Subordination.

     (a) Subordination to Senior Indebtedness. The indebtedness evidenced by this Note, and the payment of the principal hereof, and any interest hereon, is wholly subordinated, junior and subject in right of payment, to the extent and in the manner hereinafter provided, to the prior payment of all Senior Indebtedness of the Company now outstanding or hereinafter incurred but is senior to the Company's 6-3/4% Convertible Subordinated Notes due 2001. "Senior Indebtedness" means all principal, premium (if any), interest (including, without limitation, interest accruing on or after, or which would accrue but for, the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for post-petition interest is allowed in such proceeding), bank fees and other amounts (including attorneys' fees and other costs of collection) owed by the Company with respect to the Amended and Restated Credit Agreement And Collateral Release dated as of January 23, 1998 among the Company, the Banks named therein, Citibank, N.A., as Administrative Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent (the "Credit Agreement"), as the Credit Agreement may be amended or extended from time to time, and any related documents.

     (b) (b1) No Payment if Default in Senior Indebtedness. No payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto, (i) there shall exist a default in any payment with respect to any Senior Indebtedness or (ii) there shall have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist.

     (b2) No Payment if Loans Outstanding Under Senior Indebtedness. Except for payments permitted by Section 2 of this Note, no payment on account of principal of or interest on this Note shall be made, and this Note shall not be redeemed or purchased directly or indirectly by the Company (or any of its subsidiaries), if at the time of such payment or purchase or immediately after giving effect thereto loans would be outstanding under the Credit Agreement.

     (c) Payment upon Dissolution, Etc.

     (i)In the event of any bankruptcy, insolvency, reorganization, receivership, composition, assignment for benefit of creditors or other similar proceeding initiated by or against the Company or any dissolution or winding up or total or partial liquidation or reorganization of the Company (being hereinafter referred to as a "Proceeding"), all claims of the holder of this Note with respect to this Note in such Proceeding shall be deemed assigned, pro rata, to the then holders of the Senior Indebtedness on the basis of the respective amounts of such Senior Indebtedness held by such holder, and the holder of this Note hereby agrees to execute all documents that such holders request in order to evidence such assignment, provided, however, that such assignment shall terminate upon receipt by such holders of payment in full of all of the Senior Indebtedness. While such assignment is in effect, the then holders of the Senior Indebtedness shall have the exclusive right to exercise all rights of the holder of this Note arising from their claims with respect to this Note in the Proceeding, including but not limited to the right to vote for a trustee and to accept or reject a proposed plan of reorganization or composition, and the holder of this Note hereby agrees to execute all documents reasonably requested by the then holders of the Senior Indebtedness in order to exercise any such rights whether (at the sole discretion of such holders) in the holder's own name or in the name of the holder of this Note. While such assignment is in effect, the holder of this Note also agrees that it shall, upon request of a holder of Senior Indebtedness, and at its own expense take all reasonable actions (including but not limited to the execution and filing of documents and the giving of testimony in any Proceeding, whether or not such testimony could have been compelled by process) necessary to prove the full amount of all its claims in any Proceeding, and the holder of this Note shall not expressly, by implication or by inaction waive any claim in any Proceeding with respect to this Note without the written consent of such holder.

     (ii)Upon payment or distribution to creditors in a Proceeding of assets of the Company of any kind or character, whether in cash, property or securities, all principal and interest due upon any Senior Indebtedness shall first be paid in full, or payment thereof in full duly provided for, before the holder of this Note shall be entitled to receive or, if received, to retain any payment or distribution on account of this Note; and upon any such Proceeding, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holder of this Note would be entitled except for the provisions of this Section 1 shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holder of this Note who shall have received such payment or distribution, directly to the holders of the Senior Indebtedness (pro rata to each such holder on the basis of the respective amounts of such Senior Indebtedness held by such holder) or their representatives to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the holder of this Note. In the event of any Proceeding, the holder of this Notes shall be entitled to be paid one hundred percent (100%) of the principal amount thereof and accrued interest thereon before any distribution of assets shall be made among the holders of any class of shares of the capital stock of the Company in their capacities as holders of such shares.

     (iii) For purposes of this Section 1(c), the words "assets" and "cash, property or securities" shall not be deemed to include shares of Common Stock of the Company as reorganized or readjusted, or securities of the Company or any other person provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Section 1 with respect to this Note to the payment of all Senior Indebtedness which may at the time be outstanding, if (x) the Senior Indebtedness is assumed by the new person, if any, resulting from any such reorganization or readjustment, and (y) the rights of the holders of Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment.

     (d) Subrogation. Subject to payment in full of all Senior Indebtedness, the holder of this Note shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of the assets of the Company made on such Senior Indebtedness until all principal and interest on this Note shall be paid in full; and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which any holder of this Note would be entitled except for the subordination provisions of this Section 1 shall, as between the holder of this Note and the Company and/or its creditors other than the holders of the Senior Indebtedness, be deemed to be a payment on account of the Senior Indebtedness.

     (e) Rights of Holders Unimpaired. The provisions of this Section 1 are and are intended solely for the purposes of defining the relative rights of the holder of this Note and the holders of Senior Indebtedness and nothing in this
Section 1 shall impair, as between the Company and the holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the holder of this Note the principal thereof and interest thereon, in accordance with the terms of this Note, nor shall anything herein prevent the holder of this Note from exercising all remedies otherwise permitted by applicable law or hereunder upon default, subject to the rights set forth above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the holder of this Note.

     (f) Payments on Subordinated Notes. Subject to Section 1(c), the Company may make payments of the principal of, and any interest or premium on, this Note, if at the time of payment, and immediately after giving effect thereto,
(i) there exists no default in any payment with respect to any Senior Indebtedness and (ii) there shall not have occurred an event of default (other than a default in the payment of amounts due thereon) with respect to any Senior Indebtedness, as defined in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, other than an event of default which shall have been cured or waived or shall have ceased to exist.

2. Repayment and Prepayment of Principal. Subject to the subordination provisions of Sections 1(a), 1(b1) and 1(c) (but, for purposes of clarity, not
Section 1(b2)) and the following sentence, all amounts due under this Note may be prepaid in whole or in part, without the prior written consent of the holder of this Note. This Note may not be repaid at any time that there are loans outstanding under the Credit Agreement or prepaid at any time without the written consent of the holders of Senior Indebtedness unless such repayment or prepayment is made solely out of the proceeds from the issuance of equity
interests  in  the  Company  or  notes   containing   subordination   provisions
subordinating the notes to the Senior Indebtedness at least to the extent provided in Section 1 (other than Section 1(b2)). Notwithstanding any other provision hereof, the Company shall repay or prepay to the holder promptly following the expiration of the tender offer to be conducted by the Company for shares of Nomai S.A. any amount not used to acquire shares of capital stock of Nomai S.A. in such tender offer.]

3. Default. Subject to the subordination provisions of Section 1, the entire unpaid principal of this Note and the interest then accrued on this Note shall become and be immediately due and payable upon written demand of the holder of this Note, without any other notice or demand of any kind or any presentment or protest, and the holder shall have all of the rights and remedies afforded by applicable law, if any one of the following events shall occur and be continuing at the time of such demand, whether voluntarily or involuntarily, or, without limitation, occurring or brought about by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental body:

     (a) If default shall be made in the payment of principal or interest on this Note, and such default shall remain unremedied for thirty (30) days; or

     (b) If the Company (i) makes a composition or an assignment for the benefit of creditors or trust mortgage, (ii) applies for, consents to, acquiesces in, files a petition seeking or admits (by answer, default or otherwise) the material allegations of a petition filed against it seeking the appointment of a trustee, receiver or liquidator, in bankruptcy or otherwise, of itself or of all or a substantial portion of its assets, or a reorganization, arrangement with creditors or other remedy, relief or adjudication available to or against a bankrupt, insolvent or debtor under any bankruptcy or insolvency law or any law affecting the rights of creditors generally, or (iii) admits in writing its inability to pay its debts generally as they become due; or

     (c) If the Company shall not have granted to the holder hereof a valid and enforceable security interest in all of the Company's now owned or hereafter acquired material intellectual property and a perfected security interest in the Company's issued and pending United States patents, United States registered trademarks and intellectual property constituting general intangibles (within the meaning of the Uniform Commercial Code, as adopted in the State of Utah) which is deemed located in the United States, which is junior and subordinate to a security interest in the same property in favor of the holders of the Senior Indebtedness within the earlier of forty-five (45) days from the date that written demand for the security interest described herein is made in writing and ten (10) days of the granting and perfecting of a security interest in any of the property described herein to secure payment of amounts owing under the Credit Agreement; or

     (d) If the indebtedness represented by the Credit Agreement becomes due and payable prior to the stated maturity thereof; or

     (e) If an order for relief shall have been entered by a bankruptcy court or if a decree, order or judgment shall have been entered adjudging the Company insolvent, or appointing a receiver, liquidator, custodian or trustee, in bankruptcy or otherwise, for it or for all or a substantial portion of its assets, or approving the winding-up or liquidation of its affairs on the grounds of insolvency or nonpayment of debts, and such order for relief, decree, order or judgment shall remain undischarged or unstayed for a period of sixty (60) days; or if any substantial part of the property of the Company is sequestered or attached and shall not be returned to the possession of the Company or such subsidiary or released from such attachment within sixty (60) days.

4. General.

     (a) Successors and Assigns. This Note, and the obligations and rights of the Company hereunder, shall be binding upon and inure to the benefit of the Company, the holder of this Note, and their respective heirs, successors and assigns; provided however, that the original holder of this Note shall not transfer or assign any interest herein to any other person or entity prior to the time, if any, that a default has occurred hereunder, except for distributions by the holder to its partners or by its partners to their estates, heirs or partners.

     (b) Recourse. Recourse under this Note shall be to the general unsecured assets of the Company only and in no event to the officers, directors or stockholders of the Company.

     (c) Changes. Changes in or additions to this Note may be made or compliance with any term, covenant, agreement, condition or provision set forth herein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the holder of this Note.

     (d) Currency. All payments shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender therein for the payment of public and private debts.

     (e) Set-off. All payments by the Company under this Note shall be made without set-off or counterclaim and be free and clear and without any deduction or withholding for any taxes or fees of any nature whatever, unless the obligation to make such deduction or withholding is imposed by law.

     (f) Costs of Collection. The Company agrees to pay on demand all costs of collection, including reasonable attorneys' fees, incurred by the holder of this
Note in enforcing the obligations of the Company under this Note.

     (g) Waivers. No delay or omission on the part of the holder of this Note in exercising any right under this Note shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

     (h) Notices. All notices, requests, consents and demands shall be made in writing and shall be mailed postage prepaid, or delivered by hand, to the Company or to the holder hereof at their respective addresses set forth below or to such other address as may be furnished in writing to the other party hereto:

                  If to the holder:

                  Idanta Partners
                  4660 La Jolla Village Drive
                  San Diego, CA 92122
                  Attention: Controller

                  If to the Company:

                  Iomega Corporation
                  1821 West Iomega Way
                  Roy, UT 84067
                  Attention: General Counsel

     (i) Saturdays, Sundays, Holidays. If any date that may at any time be specified in this Note as a date for the making of any payment of principal or interest under this Note shall fall on Saturday, Sunday or on a day which in Roy, Utah shall be a legal holiday, then the date for the making of that payment shall be the next subsequent day which is not a Saturday, Sunday or legal holiday.

     (j) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

         IN WITNESS WHEREOF, this Note has been executed and delivered as a sealed instrument on the date first above written by the duly authorized representative of the Company.

                                                     IOMEGA CORPORATION



                                                 By:/s/ Robert J. Simmons
                                                    Robert J. Simmons
                                                    Vice President and Treasurer


ATTEST:  /s/ Laurie B. Keating
         Secretary